UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2025

GlycoMimetics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36177	06-1686563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 65

Monrovia, Maryland 21770

(Address of principal executive offices, including zip code)

(240) 243-1201

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GLYC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item  1.01Entry into a Material Definitive Agreement.

Amendment to Merger Agreement

On February 14, 2025, GlycoMimetics, Inc., a Delaware corporation (“GlycoMimetics”), Gemini Merger Sub Corp., a Delaware corporation and a wholly-owned subsidiary of GlycoMimetics (“First Merger Sub”), Gemini Merger Sub II, LLC, a Delaware limited liability company and wholly-owned subsidiary of GlycoMimetics (“Second Merger Sub” and, together with First Merger Sub, “Merger Subs”), and Crescent Biopharma, Inc., a Delaware corporation (“Crescent”), entered into an amendment (the “Amendment”) to that certain Agreement and Plan of Merger and Reorganization (the “Merger Agreement,” and the mergers contemplated thereby, the “Merger”), dated October 28, 2024, by and among GlycoMimetics, Merger Subs and Crescent. The Amendment adjusts, among other things, (i) the structure of financing described in the Merger Agreement (as described below) and (ii) the filings contemplated to be made with the U.S. Securities and Exchange Commission in connection with the transactions contemplated by the Merger Agreement. Relative to the terms of the Merger Agreement, the Amendment does not result in a change to the expected Exchange Ratio or ownership of the combined company by GlycoMimetics securityholders as of immediately prior to the Merger. Based on GlycoMimetics’ capitalization as of September 30, 2024 and Crescent’s capitalization as of October 28, 2024 (the date the Merger Agreement was executed), each share of Crescent capital stock is estimated to be entitled to receive approximately 14.9149 shares of GlycoMimetics common stock. Immediately after the Merger, GlycoMimetics securityholders as of immediately prior to the Merger are expected to own approximately 3.10% of the outstanding shares of capital stock of the combined company (on a fully-diluted basis, and subject to dilution from any equity issued by Crescent after the date of the Merger Agreement and before the closing), and former holders of Crescent securities (including those issued in the financing described below) are expected to own approximately 96.90% of the outstanding shares of capital stock of the combined company (on a fully-diluted basis), subject to certain assumptions, including, but not limited to, GlycoMimetics’ net cash as of closing being equal to $1.8 million.

Amended and Restated Securities Purchase Agreement

On February 14, 2025, immediately following the execution of the Amendment, Crescent, GlycoMimetics and certain parties entered into an Amended and Restated Securities Purchase Agreement (the “A&R Purchase Agreement”), amending and restating in its entirety that certain Securities Purchase Agreement, dated October 28, 2024, by and among GlycoMimetics and the investors party thereto (the “Purchasers”). The A&R Purchase Agreement provides, among other things, for the purchase of $200.0 million of securities of Crescent immediately prior to the Closing of the Merger in lieu of the purchase of $200.0 million of securities of GlycoMimetics immediately following the closing of the Merger. The price and other economic terms of the financing remain materially unchanged, including that Crescent and GlycoMimetics will enter into a Registration Rights Agreement with the Purchasers at closing, which will provide that, following the Merger, the combined company will register the resale of the securities issued (or issuable) pursuant to the A&R Purchase Agreement.

The foregoing descriptions of the Amendment and the A&R Purchase Agreement are summaries only and are qualified in their entirety by reference to the full text of the forms of the Amendment and the A&R Purchase Agreement, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibits filed or furnished herewith are not intended to and do not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the proposed transaction or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS CURRENT REPORT ON FORM 8-K AND THE EXHIBITS FILED OR FURNISHED HEREWITH ARE TRUTHFUL OR COMPLETE.

Important Additional Information About the Proposed Transaction Will be Filed with the SEC

This Current Report on Form 8-K and the exhibits filed or furnished herewith are not substitutes for the Registration Statement or for any other document that GlycoMimetics may file with the SEC in connection with the proposed transaction. In connection with the proposed transaction between GlycoMimetics and Crescent, GlycoMimetics intends to file relevant materials with the SEC, including a Registration Statement on Form S-4. GlycoMimetics URGES INVESTORS AND STOCKHOLDERS TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GlycoMimetics, CRESCENT, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the Registration Statement and other documents filed by GlycoMimetics with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders should note that GlycoMimetics communicates with investors and the public using its website (www.glycomimetics.com) and the investor relations website (www.glycomimetics.com/investor-relations) where anyone will be able to obtain free copies of the Registration Statement and other documents filed by GlycoMimetics with the SEC and stockholders are urged to read the Registration Statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

Participants in the Solicitation

GlycoMimetics, Crescent and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the proposed transaction. Information about GlycoMimetics’ directors and executive officers including a description of their interests in GlycoMimetics is included in GlycoMimetics’ most recent Annual Report on Form 10-K, as filed with the SEC on February 13, 2025. Additional information regarding these persons and their interests in the proposed transaction will be included in the Registration Statement relating to the proposed transaction when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description
10.1*	Form of Amendment to the Agreement and Plan of Merger and Reorganization

10.2*	Form of Amended and Restated Securities Purchase Agreement

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*

Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act for any exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLYCOMIMETICS, INC.

	By:	/s/ Brian M. Hahn
Date: February 14, 2025		Brian M. Hahn Senior Vice President and Chief Financial Officer

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